UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016 (January 8, 2016)

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1625 Broadway, Suite 300
Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

To the extent required, the information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 8, 2016, Synergy Resources Corporation (the “Company”) entered into consulting agreements with Ed Holloway and William E. Scaff, Jr., directors and former Co-Chief Executive Officers of the Company, with an effective date of December 31,

2015, pursuant to which each will provide consulting services to the Company on as as-requested basis through May 2016 and will receive $70,000 per month for such services.

Item 9.01. Financial Statements and Exhibits.

See exhibit index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 11, 2016
Synergy Resources Corporation

By:	/s/ Lynn A. Peterson
Lynn A. Peterson
President and Chief Executive Officer

Exhibit Index

Exhibit 10.1     Consulting Agreement between Synergy Resources Corporation and Ed Holloway
Exhibit 10.2    Consulting Agreement between Synergy Resources Corporation and William E. Scaff, Jr.

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